Exhibit 10.16

THIRD AMENDMENT TO
CONSULTING AGREEMENT

This Third Amendment to Consulting Agreement (this “Amendment”) is entered into as of December 24, 2024 (the “Effective Date”), by and between Revium Recovery, Ltd., an Israeli company, with offices at 10 Hamenofim St., Herzelyia, Israel (the “Company”), and Inna Martin, ID number 317194264 (the "Consultant”). Company and Consultant shall be collectively referred to herein as the “Parties”.

WHEREAS,	The Parties have entered into that Consulting Agreement, dated December 15, 2021, as amended on June 29th, 2023 and further amended on February 1, 2024 (together, the "Consulting Agreement”); and

WHEREAS,	The Parties wish to further amend certain provisions of the Consulting Agreement, as set forth below.

NOW THEREFORE, the Parties hereby agree as follows:

1.	Any capitalized term not defined herein shall have the respective meaning ascribed to it in the Consulting Agreement.

2.	It is agreed that, effective as of December 23, 2024, Consultant shall be engaged in the position of the Company's COO providing the Services detailed below for both Company and its holding company, ReviumRX, inc.

3.	Consequently, Exhibit A to the Consulting Agreement (the Services), shall be updated and include the following services (in lieu of the services listed in the original Consulting Agreement):

Responsibilities:

3.1.	Operational Management: Oversee the day-to-day operational management of all related activities and ensure their effective execution;

3.2.	Clinical Development Oversight: Manage the clinical development of projects, including the supervision and coordination of CRO (Contract Research Organization) activities and all other related contractors;

3.3.	Performance Monitoring and Reporting: (i) Assist the CEO in monitoring, evaluating, and reporting the progress and performance of the company's activities to the Board; (ii) Ensure transparent communication and adherence to established goals, objectives, and timelines.

4.	Subject to the aforementioned, all other terms and conditions of the Consulting Agreement, as amended, shall remain in full force and effect and shall bind the Parties in all respects.

5.	This Third Amendment together with the Consulting Agreement, represent the entire understanding between the Parties in relation to the subject matter hereof, and supersedes any and all previous agreements, arrangements or discussions between the Parties (whether written or oral) in respect of the subject matter hereof. In the event of any inconsistency or conflict between the Consulting Agreement and this Third Amendment, the terms of this Third Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed by their respective authorized representatives on the Effective Date.

/s/ David Akunis	/s/ Inna Martin
Revium Recovery Ltd.	Inna Martin

AMENDMENT TO
EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is entered into as of December 24, 2024 (the “Effective Date”), by and between Revium Recovery, Ltd., an Israeli company, with offices at 10 Hamenofim St., Herzelyia, Israel (the “Company”), and Inna Martin, ID number 317194264 (the “Manager”). Company and Manager shall be collectively referred to herein as the “Parties”.

WHEREAS,	The Parties have entered into that Employment Agreement, dated February 1, 2024 (the “Employment Agreement”); and

WHEREAS,	The Parties wish to amend certain provisions of the Employment Agreement, as set forth below.

NOW THEREFORE, the Parties hereby agree as follows:

1.	Any capitalized term not defined herein shall have the respective meaning ascribed to it in the Employment Agreement.

2.	It is agreed that, effective as of December 23, 2024, the Position shall be amended to Company's COO and the Supervisor shall be amended to the Company's CEO.

3.	The Position shall include the following responsibilities, for both Company and its holding company, ReviumRX, Inc.:

3.1.	Operational Management: Oversee the day-to-day operational management of all related activities and ensure their effective execution;

3.2.	Clinical Development Oversight: Manage the clinical development of projects, including the supervision and coordination of CRO (Contract Research Organization) activities and all other related contractors;

3.3.	Performance Monitoring and Reporting: (i) Assist the CEO in monitoring, evaluating, and reporting the progress and performance of the company's activities to the Board; (ii) Ensure transparent communication and adherence to established goals, objectives, and timelines.

4.	Subject to the aforementioned, all other terms and conditions of the Employment Agreement, shall remain in full force and effect and shall bind the Parties in all respects.

5.	This Amendment together with the Employment Agreement, represent the entire understanding between the Parties in relation to the subject matter hereof, and supersedes any and all previous agreements, arrangements or discussions between the Parties (whether written or oral) in respect of the subject matter hereof. In the event of any inconsistency or conflict between the Employment Agreement and this Amendment, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives on the Effective Date.

/s/ David Akunis	/s/ Inna Martin
Revium Recovery Ltd.	Inna Martin